Vanguard Growth Index Fund

Supplement Dated July 29, 2019, to the Prospectus and Summary Prospectus Dated April 26, 2019

The Board of Trustees of Vanguard Growth Index Fund has approved a change to the Fund’s diversification policy under the Investment Company Act of 1940. Under the revised policy, the Fund will continue to track its target index even if the Fund becomes nondiversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the index.

Shareholder approval will not be sought if the Fund crosses from diversified to nondiversified status under such circumstances.

Prospectus and Summary Prospectus Text Changes

The following is added under the heading “Principal Investment Strategies”:

The Fund may become nondiversified, as defined under the Investment Company Act of 1940, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index.

The following is added under the heading “Principal Risks”:

• Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme or volatile than fluctuations in the overall market. Because a significant portion of the Fund’s assets are in the information technology sector, the Fund’s performance is impacted by the general condition of that sector. Companies in the information technology sector could be affected by, among other things, overall economic conditions, short product cycles, and rapid obsolescence of products, competition, and government regulation. Sector risk is expected to be high for the Fund.

© 2019 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor. PS 09B 072019

Vanguard Index Funds

Supplement Dated July 29, 2019, to the Statement of Additional Information Dated April 26, 2019

Important Change to Vanguard Growth Index Fund

The Board of Trustees of Vanguard Growth Index Fund has approved a change to the Fund’s diversification policy under the Investment Company Act of 1940. Under the revised policy, the Fund will continue to track its target index even if the
Fund becomes nondiversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the index.

Shareholder approval will not be sought if the Fund crosses from diversified to nondiversified status under such circumstances.

Statement of Additional Information Text Changes

In the Fundamental Policies section, the following is added:

Diversification. For Vanguard Growth Index Fund only, with respect to 75% of its total assets, the Fund may not: (1)
purchase more than 10% of the outstanding voting securities of any one issuer or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities; except as may be necessary to approximate the composition of its target index. This limitation does not apply to obligations of the U.S.
government or its agencies or instrumentalities.

© 2019 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 040 072019